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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 5, 2004

SEA CONTAINERS LTD.
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-07560 (Commission File Number)	98-0038412 (I.R.S. Employer Identification No.)

22 VICTORIA STREET
P.O. BOX HM 1179
HAMILTON HMEX, BERMUDA
(Address of principal executive offices) Zip Code

441-295-2244
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 2.02.    Results of Operations and Financial Condition

        On November 5, 2004, the registrant announced its consolidated earnings for the three months ended September 30, 2004. The news release is attached as an Exhibit to this Current Report and incorporated herein by reference. The information in this Current Report is being furnished to the Commission.

ITEM 9.01.    Financial Statements and Exhibits

(c)
Exhibits

99
News release dated November 5, 2004 regarding third quarter 2004 consolidated earnings, being furnished to the Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEA CONTAINERS LTD.
By:	/s/ EDWIN S. HETHERINGTON
Name:	Edwin S. Hetherington
Title:	Vice President, General Counsel and Secretary

Date: November 8, 2004

EXHIBIT INDEX

Exhibit Number	Description
99	News release dated November 5, 2004

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  ITEM 2.02. Results of Operations and Financial Condition
  ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX